Exhibit 10.14

MASTER REAFFIRMATION AND JOINDER TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION AND JOINDER TO LOAN DOCUMENTS (this “Agreement”) is made as of October 1, 2006, by and among BODY CENTRAL ACQUISITION CORP., a Delaware corporation (“Parent”), BODY SHOP OF AMERICA, INC., a Florida corporation (“Body Shop”), CATALOGUE VENTURES INC., a Florida corporation (“CV”), RINZI AIR, L.L.C., a Florida limited liability company (“Rinzi”), and DYMAS FUNDING COMPANY, LLC, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders (as defined in the Financing Agreement referred to below).  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Financing Agreement.

WI T N E S S E T H:

WHEREAS, Parent, Administrative Agent and the Lenders have entered into that certain Financing Agreement dated as of October 1, 2006 (the “Financing Agreement”);

WHEREAS, Parent has previously executed and delivered to Administrative Agent for the benefit of Administrative Agent and the Lenders various security documents and other agreements, documents and instruments, including without limitation those agreements, documents and instruments described on Exhibit A hereto (all such agreements, documents and instruments being collectively referred to herein as the “Existing Loan Documents”) in connection with the Financing Agreement;

WHEREAS, a portion of the proceeds of the initial Loans under the Financing Agreement was used to finance the Body Shop Acquisition;

WHEREAS, it is a condition to the continuing extension of Loans and other financial accommodations by the Lenders under the Financing Agreement that (i) each of Body Shop and CV be joined as a party to the Financing Agreement and each other Loan Document as a “Borrower,” (ii) Rinzi be joined as a party to the Financing Agreement and each other applicable Loan Document as a “Guarantor,” and (iii) Parent, Body Shop, CV and Rinzi (collectively, the “Loan Parties”) enter into this Agreement to acknowledge and agree that the Loan Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guarantee the “Obligations” of the Borrowers and the Guarantors under the Financing Agreement; and

WHEREAS, the Loan Parties will derive both direct and indirect benefits from the Loans and other financial accommodations made to the Borrowers pursuant to the Financing Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.                                       Joinder to Loan Documents by Body Shop and CV.

1.1                                 Each of Body Shop and CV hereby assumes on a joint and several basis all of the obligations and liabilities of Parent in its capacity as initial Borrower under the Financing Agreement and each of the other Loan Documents and hereby agree that they constitute joint and several Borrowers and are bound as joint and several Borrowers under the terms of the Financing Agreement and each of the other Loan Documents, in each case as if they had been original signatories to such Loan Documents.

1.2                                 All references in the Loan Documents to the terms “Borrower,” “Grantor,” “Grantors,” “Assignor,” “Assignors,” “Loan Party” or “Loan Parties,” as applicable, shall be deemed to include each of Body Shop and CV.  Without limiting the generality of the foregoing, each of Body Shop and CV hereby (i) repeats and reaffirms all covenants, agreements, representations and warranties contained in the Financing Agreement and each other Loan Document to which it is now a party and (ii) acknowledges and agrees that this Agreement, for the avoidance of doubt but without in any manner limiting or qualifying any other provision of this Agreement, constitutes a simultaneous grant of a Lien on and security interest in any and all personal property of each of Body Shop and CV to the same extent Liens and security interests are granted by the other Loan Parties in the Existing Loan Documents.

1.3                                 Each of Body Shop and CV hereby acknowledges and agrees that it is jointly and severally liable for the all the Obligations under the Financing Agreement and each other Loan Agreement to the same extent and with the same force and effect as if each of Body Shop and CV had originally been a Borrower under the Financing Agreement and had originally executed the same as a Borrower.

2.                                       Joinder to Loan Documents by Parent and Rinzi.

2.1                                 Parent, pursuant to the Financing Agreement, is liable for all of the obligations as the Borrower under the Financing Agreement and each other Loan Document.  From and after the date hereof, Administrative Agent, each Lender, Parent and each other Loan Party hereby agree that Parent shall hereafter be a Guarantor, and not the Borrower, and bound solely as a Guarantor under the terms of the Financing Agreement and each other Loan Document, as if it had been an original signatory as a Guarantor under such Loan Documents.

2.2                                 Rinzi hereby assumes all of the obligations and liabilities of a Guarantor under the Financing Agreement and each of the other Loan Documents and hereby agrees that it, along with Parent, constitute joint and several Guarantors and are bound as joint and several Guarantors under the terms of the Financing Agreement and each of the other Loan Documents, in each case as if it had been an original signatory as a Guarantor under such Loan Documents.

2.3                                 All references in the Loan Documents to the terms “Guarantor,” “Guarantors,” “Pledgor,” “Pledgors,” “Grantor,” “Grantors,” Assignor,” “Assignors,” “Loan Party” or “Loan Parties,” as applicable, shall be deemed to include Parent and

Rinzi.  Without limiting the generality of the foregoing, each of Parent and Rinzi hereby (i) repeats and reaffirms all covenants, agreements, representations and warranties contained in the Financing Agreement and each other Loan Document to which it is now a party and (ii) acknowledges and agrees that, for the avoidance of doubt but without in any manner limiting or qualifying any other provision of this Agreement, the grant of a Lien on and security interest in any and all personal property of Parent and Rinzi, respectively, to the same extent Liens and security interests are granted in the Existing Loan Documents.

2.4                                 Each of Parent and Rinzi hereby acknowledges and agrees that it is jointly and severally liable for the all the Guaranteed Obligations under the Financing Agreement to the same extent and with the same force and effect as if Parent and Rinzi had originally been a Guarantor under the Financing Agreement and had originally executed the same as such a Guarantor.

3.                                       Reaffirmation.  Each Loan Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Person grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Existing Loan Documents, hereby ratifies and reaffirms all of its payment, performance and observance obligations, contingent or otherwise, under each Existing Loan Document and, to the extent such Person granted liens on or security interests in any of its properties pursuant to any such Existing Loan Document as security for the Borrower’s obligations under or with respect to the Financing Agreement, or its own obligations arising under any Existing Loan Document, hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations resulting from the Financing Agreement, in each case as if each reference in such Existing Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations after giving effect to the Financing Agreement.  Each of the Loan Parties hereby consents to the terms and conditions of the Financing Agreement (including, without limitation, all additional Obligations resulting from the Financing Agreement), subject to the limitations, if any, set forth therein.  Each of the Loan Parties acknowledges that each of the Existing Loan Documents remains in full force and effect and is hereby ratified and confirmed.  The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of any of the Existing Loan Documents.

4.                                       Representations and Warranties.

4.1                                 Parent hereby confirms to Administrative Agent and the Lenders that the representations and warranties set forth in the Financing Agreement and each of the other Loan Documents, as amended by this Agreement, made by Parent are true and correct in all material respects as of the date hereof and shall be deemed to be remade as of the date hereof (except to the extent such representations and warranties (y) expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, or (z) is qualified by materiality or has a Material Adverse Effect qualifier (in which case such representation or warranty shall be true and correct in all respects)).

4.2                                 Each of Body Shop, CV and Rinzi hereby represents and warrants to Administrative Agent and the Lenders that: (i) it has full power and authority to execute and deliver this Agreement, the Financing Agreement and each other Loan Documents and to perform its obligations hereunder and thereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable upon it in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and by general equitable principles); (iii) the execution and delivery of this Agreement do not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate of formation, operating agreement, certificate of limited liability or other constituent documents, if applicable, or (B) any applicable law, rule, regulation, judgment, decree or order or any material agreement, indenture or instrument to which it is a party or is bound or which is binding upon or applicable to all or any portion of it property; and (iv) no Default or Event of Default exists.

5.                                       No Further Amendments; Effect.  Each of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  Except as specifically modified hereby, all of the terms and conditions of the Financing Agreement and each other Loan Document shall remain unchanged and in full force and effect.  Each Loan Party acknowledges that, by Administrative Agent’s and Lenders’ execution hereof, neither Administrative Agent nor any Lender waives, diminishes or limits any term, condition or covenant contained in any of the Loan Documents.

6.                                       Successors and Assigns.  This Agreement shall be binding upon each of the Loan Parties and each of their respective successors and assigns and shall inure to the benefit of Administrative Agent and the Lenders and their respective successors and assigns.  The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

7.                                       Further Assurances.  Each of the Loan Parties hereby agrees from time to time, as and when requested by Administrative Agent or any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take, or cause to be taken, such further or other action as Administrative Agent or such Lender may reasonably deem necessary in order to carry out the intent and purposes of this Agreement and the Loan Documents.

8.                                       Definitions.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

9.                                       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

10.                                 Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.                                 Loan Document.  Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a Loan Document under and as defined in the Financing Agreement.

12.                                 Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telecopier, facsimile, email or similar electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

13.                                 Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

LOAN PARTIES:

BODY SHOP ACQUISITION CORP., a Delaware corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

BODY SHOP AMERICA, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

RINZI AIR, L.L.C., a Florida limited liability company

By:	Body Shop of America, its sole Member

	By:	/s/ George Kolber
	Name:	George Kolber
	Title:	President

ADMINISTRATIVE AGENT:

DYMAS FUNDING COMPANY, LLC, as Administrative Agent

By:	Dymas Capital Management Company LLC, its Manager

	By:	/s/ Albert M. Ricchio
	Name:	Albert M. Ricchio
	Title:	Managing Director

Exhibit A

1.                                       Financing Agreement, dated as of October 1, 2006, by and among Body Central Acquisition Corp., Dymas Funding Company, LLC, as Administrative Agent, and the Lenders from time to time party thereto.

2.                                       Revolving Note, dated as of October 1, 2006, by Parent in favor of Churchill Financial Cayman Ltd. in the aggregate principal amount of $2,706,766.92

3.                                       Term Loan A Note, dated as of October 1, 2006, by Parent in favor of Churchill Financial Cayman Ltd. in the aggregate principal amount of $4,962,406.01

4.                                       Term Loan B Note, dated as of October 1, 2006, by Parent in favor of Churchill Financial Cayman Ltd. in the aggregate principal amount of $4,330,827.07

5.                                       Security Agreement, dated as of October 1, 2006, executed by Body Central Acquisition Corp. in favor of Dymas Funding Company, LLC, as Administrative Agent, for the benefit of Administrative Agent and the Lenders.

6.                                       Assignment of Stock Purchase Agreement, dated as of October 1, 2006, between Body Central Acquisition Corp. and Dymas Funding Company, LLC, as Administrative Agent.

7.                                       Fee Letter, dated as of October 1, 2006, by Body Shop Acquisition Corp. in favor of Dymas Funding Company, LLC, as Administrative Agent.

8.                                       Post-Closing Letter Agreement, dated as of October 1, 2006, by Body Shop Acquisition Corp. and acknowledged and accepted by Dymas Funding Company, LLC, as Administrative Agent.